UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – March 26, 2024
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV	BK/P	New York Stock Exchange
(fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.    OTHER EVENTS.

The Bank of New York Mellon Corporation (the “Company”) is filing this Current Report on Form 8-K to provide supplemental financial disclosure related to (i) the Company’s adoption on Jan. 1, 2024 of Accounting Standards Update (“ASU”) 2023-02, Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method, on a retrospective basis for the Company’s investments in renewable energy projects that have met the eligibility criteria and (ii) certain realignments of similar products and services reported within the Company’s lines of business, which became effective in the first quarter of 2024.

Exhibit 99.1 contains historical quarterly business segment financial data revised to reflect the aforementioned developments for the quarter ended Dec. 31, 2022, the quarters ended March 31, June 30, Sept. 30 and Dec. 31, 2023 and the full years ended Dec. 31, 2022 and Dec. 31, 2023. The realignments within the lines of business did not impact the previously reported consolidated financial results of the Company. The adoption of ASU 2023-02 had an impact on investment and other revenue and on provision for income taxes on the Company’s consolidated income statement but did not materially impact the consolidated net income or earnings per share for the years ended Dec. 31, 2022 and Dec. 31, 2023.

Exhibit 99.1 is incorporated by reference into this Item 8.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    EXHIBITS.

Exhibit
Number	Description

99.1	Revised Financial Supplement – Adoption of New Accounting Guidance and Certain Business Realignments

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: March 26, 2024	By: /s/ Jean Weng
Name: Jean Weng Title: Secretary